Firepond Form 8-K  Exhibit 99.1

FUNDING AGREEMENT

FUNDING AGREEMENT (the "Agreement"), dated as of August 7, 2008, by and among Firepond, Inc. (formerly known as FP Technology, Inc.), a Delaware corporation, with headquarters located at 11 Civic Center Plaza, Suite 310, Mankato, MN 56001  (the "Company"), FP Tech Holdings, LLC, a Texas limited liability company, located at 207B North Washington Avenue, Marshall, Texas 75670 ("FP Tech") and __________________________ (the "Investor").

WHEREAS:

A.           Pursuant to that certain Amendment and Exchange Agreement, dated as of April 24, 2008 (the "Amendment and Exchange Agreement"), by and between the Company and the Investor, and those certain Amendment and Exchange Agreements, dated as of April 24, 2008 (the "Other Amendment and Exchange Agreements", and together with the Amendment and Exchange Agreement, the "Amendment and Exchange Agreements"), by and between the Company and each of certain other investors signatory thereto (the "Other Investors", and together with the Investor, the "Investors"), among other things, (i) the Company and each of the Investors holding Senior Secured Convertible Notes of the Company (each a "CAP Investor" and collectively, the "CAP Investors") exchanged such Senior Secured Convertible Notes of the Company for Amended and Restated Senior Secured Convertible Notes (the "Exchanged CAP Notes"), which are convertible into shares (the "Exchanged CAP Conversion Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), (ii) the Company and each of the CAP Investors exchanged Warrants to Purchase Common Stock of each such CAP Investor for Amended and Restated Warrants to Purchase Common Stock, which are exercisable into shares of Common Stock (the "Exchanged CAP Warrants", and as exercised, the "Exchanged Cap Warrant Shares"), and (ii) the Company and each of the Investors holding Senior Secured Subordinated Notes of the Company (each a "Bridge Investor" and collectively, the "Bridge Investors") exchanged such Senior Secured Subordinated Notes of the Company for (x) Amended and Restated Senior Secured Subordinated Notes (the "Exchanged Bridge Notes") and (y) shares of Common Stock (the "Exchanged Common Shares").

B.           The Exchanged CAP Notes are secured by a security interest in all of the assets of the Company pursuant to that certain Amended and Restated Security Agreement, dated as of April 24, 2008 (as amended from time to time, the "CAP Security Agreement"), by and between the Company and The Bank of New York, in its capacity as collateral agent for the holders of the Exchanged CAP Notes (the "CAP Collateral Agent").

C.           The Exchanged Bridge Notes are secured by a security interest in substantially all of the assets of the Company pursuant to that certain Amended and Restated Security Agreement, dated as of April 24, 2008 (as amended from time to time, the "Bridge Security Agreement"), by and among the Company and Radcliffe SPC, Ltd. for and on behalf of the Class A Segregated Portfolio, in its capacity as collateral agent for the holders of the Exchanged Bridge Notes (the "Bridge Collateral Agent").

D.           Pursuant to the Common Stock Purchase Agreement, dated as of April 24, 2008 (the "Stock Purchase Agreement"), FP Tech has an option to purchase approximately 357,143 shares of Company Common Stock at a purchase price of no more than $1.40 per share with gross cash proceeds to the Company of at least $500,000 (the "July Financing").

E.           The Company has informed the Investor and FP Tech that it requires additional capital to meet operational goals and objectives.

F.           FP Tech has stated that it is willing to exercise its option pursuant to the July Financing in return for an option to provide additional funding to the Company; provided the holders of a majority of the principal amount of the Exchanged CAP Notes and the holders of a majority of the principal amount of the Exchanged Bridge Notes execute and deliver to the Company and FP Tech the Agreements (as defined below) (the date thereof, the "Effective Date").

G.           Upon the consummation of the Additional Funding (as defined below), the Company and the Investor shall exchange (i) the Exchanged Bridge Notes of the Investor, if any, for the New Exchanged Bridge Notes (as defined below) and New Exchanged Common Shares (as defined below), (ii) the Exchanged CAP Notes of the Investor, if any, for the New Exchanged CAP Notes, (as defined below) and (iii) the Exchanged CAP Warrants of the Investor, if any, for the New Exchanged CAP Warrants (as defined below), in each case, in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act.

H.           Concurrently herewith certain of the Other Investors are also entering into agreements identical to this Agreement (the "Other Agreements", and together with this Agreement, the "Agreements") other than proportional changes (the "Proportionate Changes") (i) in the numbers reflecting the different principal amount of such Other Investor's New Exchanged CAP Notes, (ii) in the numbers reflecting the different number of shares of Common Stock issuable upon exercise of the New Exchanged CAP Warrants and (ii) if such Other Investor is a Bridge Investor, in the numbers reflecting the different principal amount of such Other Investor's New Exchanged Bridge Notes and New Exchanged Common Shares.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth and subject to the terms and conditions set forth in this Agreement, the Company, FP Tech and the Investor hereby agree as follows:

1.	EXERCISE OF OPTION PURSUANT TO JULY FINANCING AND OPTION FOR ADDITIONAL FUNDING.

(a)           Exercise of July Financing Option.  No later than five (5) business days after the Effective Date, FP Tech agrees to purchase, and the Company agrees to sell to FP Tech, at an exercise price of $1.40 per share, 357,143 shares of Common Stock, in full satisfaction of the July Financing (as contemplated by the Stock Purchase Agreement) (the "Initial Funding").

(b)           Additional Funding.  Effective the business day after the closing of the July Financing and for a period expiring on June 30, 2009, the Company grants to FP Tech or its assigns an option to purchase, at an exercise price of $1.40 per share of Common Stock (such amount, the "AF Purchase Price"), on or before June 30, 2009, a total of $1.5 million in aggregate amount of  Common Stock (the "Additional Funding").

(c)           Exchange Election.  During the period commencing on the closing of the Additional Funding and ending on the earlier to occur of (x) June 30, 2009 and (y) the fifth (5th) Business Day following the closing of the Additional Funding, the Company may, by written notice to each of the Investors during such period, elect to consummate the Exchange (as defined below) (the "Exchange Election").

(d)           Exchanged CAP Notes.  Upon the exercise of the Exchange Election, the Company shall exchange (the "CAP Note Exchange") the Exchanged CAP Notes of each CAP Investor for senior secured convertible notes (the "New Exchanged CAP Notes"), which are convertible into Common Stock (as converted, the "New Exchanged CAP Conversion Shares") and are identical to the Exchanged CAP Notes except as follows:

(i)             Maturity.  The Maturity Date (as defined in the New Exchanged CAP Notes) shall be December 31, 2010.

(ii)            Interest.  Interest on the principal balance outstanding from time to time of the New Exchange CAP Notes accruing at the rate of 12% per annum after December 31, 2009 shall be due and payable quarterly in arrears on the second business day following the end of each fiscal quarter end beginning March 31, 2010 through the Maturity Date.

(iii)           Conversion Price.   The Conversion Price of the New Exchanged CAP Notes shall be $2.00 per share of Common Stock.

(iv)           Certain Definitions.   The following term shall have the following meanings:

"Excluded Securities" means any Common Stock issued or issuable: (i) up to an aggregate of 1,706,000 shares issuable pursuant to any Approved Stock Plan; (ii) pursuant to an underwritten public offering with a nationally recognized underwriter which generates gross proceeds to the Company in excess of $10,000,000 (other than an "at-the-market offering" as defined in Rule 415(a)(4) under the Securities Act of 1933 and "equity lines"); (iii) in connection with any acquisition by the Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital, (iv) pursuant to the Amendment and Exchange Agreements; (v) pursuant to the July Financing; (vi) upon exercise of the Warrants; (vii) pursuant to any CWC Common Stock Distribution; (viii) upon exercise of any Common Stock Equivalents which are outstanding on the day immediately preceding the Amendment Date; provided that the terms of such Common Stock Equivalents are not amended or modified in any manner after the date hereof; (ix) pursuant to the Common Stock Purchase Agreement by and between the Company and FP Tech Holdings, LLC dated as of the Amendment Date, not to exceed 1,071,429 shares of Common Stock issued at a price of $1.40 per share (as adjusted to reflect any stock dividend, stock split, combination, recapitalization and other similar event with respect to each such share); (x) upon conversion of the Notes; (xi) upon the conversion of all principal and interest outstanding as of the Amendment Date under that certain Equipment Lease Agreement between the Company and FP Tech Holdings, LLC dated February 11, 2008 at a conversion price of $1.40 per share (as adjusted to reflect any stock dividend, stock split, combination, recapitalization and other similar event with respect to each such share); (xii) upon exchange of the sum of (A) $336,000 in aggregate principal amount and (B) any accrued and unpaid interest thereon of those certain Second CAP Notes (as defined in the Amendment and Exchange Agreement) held by FP Tech Holdings, LLC or its affiliates for Common Stock of the Company at a price of $1.40 per share (as adjusted to reflect any stock dividend, stock split, combination, recapitalization and other similar event with respect to the Company's Common Stock), (xiii) upon conversion of up to $2 million of the Notes and Subordinated Notes into shares of Common Stock at a conversion price of $2.00 (as adjusted to reflect any stock dividend, stock split, combination, recapitalization and other similar event with respect to each such share) on the Closing Date (as defined in the Amendment and Exchange Agreements); (xiv) in connection with a Subsequent Placement in which the Net Cash Proceeds are used to either (A) pay off the Notes and the Subordinated Notes or (B) pay down at least $1,000,000 in the aggregate of the Notes and/or Subordinated Notes; and (xv) any of the Company's or any Subsidiaries' issuance of Common Stock pursuant to the Additional Funding, as defined in that certain Funding Agreement, dated as of August 7, 2008.

(e)           Exchanged CAP Warrants.  Upon the exercise of the Exchange Election, the Company shall exchange (the "CAP Warrant Exchange") the Exchanged CAP Warrants of each CAP Investor for warrants to purchase Common Stock (the "New Exchanged CAP Warrants"), which are exercisable into Common Stock (as exercised, the "New Exchanged CAP Warrant Shares") and are identical to the Exchanged CAP Warrants except that the Exercise Price of such warrants shall be $2.00 per share of Common Stock.

(f)           Exchanged Bridge Notes.  Upon the exercise of the Exchange Election, the Company shall exchange (the "Bridge Exchange", and together with the CAP Note Exchange and the CAP Warrant Exchange, the "Exchange") the Exchanged Bridge Notes of each Bridge Investor for (x) a number of shares of Common Stock (the "New Exchanged Common Shares") determined according to the following formula:

Original Principal Amount of the Exchanged Bridge Notes of such Bridge Investor / (AF Purchase Price X 1.1) X 0.1 and (y) senior secured notes identical to the Exchanged Bridge Notes (the "New Exchanged Bridge Notes"), except as follows:

(i)             Maturity.  The Maturity Date (as defined in the New Exchanged Bridge Notes) shall be July 1, 2010.

(ii)           Interest.  Interest accruing on the principal balance of the New Exchanged Bridge Notes at the rate of 15% per annum beginning July 2, 2009 shall be due and payable quarterly in arrears on the second business day following the end of each fiscal quarter end beginning September 30, 2009 through the Maturity Date.

(g)           Waiver of Existing Defaults.  Upon the closing of the Initial Funding, the Investor hereby irrevocably waives and fully releases the Company from any damages it has suffered relating to any breach, default, Event of Default (as defined in the Exchanged CAP Notes) or Event of Default (as defined in the Exchanged Bridge Notes), as applicable, arising prior to the date first written above.  The Investor does not, by this instrument, waive any other provision of the Exchanged CAP Notes or the Exchanged Bridge Notes.  Notwithstanding anything herein to the contrary, nothing herein shall be deemed to constitute a waiver by the Investor of any Event of Default (as defined in the Exchanged CAP Notes) or any Event of Default (as defined in the Exchanged Bridge Notes), as applicable, arising after the date first written above.

(h)           Holding Period.  For the purposes of Rule 144(d), the Company acknowledges that the holding period of the Exchanged Bridge Notes may be tacked onto the holding period of the New Exchanged Bridge Notes and the New Exchanged Common Shares, the holding period of the Exchanged CAP Notes may be tacked onto the holding period of the New Exchanged CAP Notes and Exchanged CAP Conversion Shares, the holding period of the Exchanged CAP Warrants may be tacked onto the holding period of the New Exchanged CAP Warrants and the New Exchanged CAP Warrants Shares.  The Company agrees not to take a position contrary to this Section 1(h).

(i)           Ratifications.

(i)            Existing Transaction Documents.  Each of the Transaction Documents (as defined in the Amendment and Exchange Agreements) is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except as otherwise amended hereby or in accordance herewith.

(ii)           CAP Security Documents.  To the extent that the CAP Security Agreement, purports to assign or pledge to the CAP Collateral Agent a security interest in or lien on, any collateral as security for the obligations of the Company from time to time existing in respect of the Exchanged CAP Notes, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects, and shall apply with respect to the obligations under the New Exchanged CAP Notes.

(iii)           Bridge Security Documents.  To the extent that the Bridge Security Agreement, purports to assign or pledge to the Bridge Collateral Agent a security interest in or lien on, any collateral as security for the obligations of the Company from time to time existing in respect of the Exchanged Bridge Notes, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects, and shall apply with respect to the obligations under the New Exchanged Bridge Notes.

(j)           Amendments.  Upon the consummation of the Exchange, each of the Amendment and Exchange Agreements are hereby amended as follows (the "Amendments"):

(i)             "Exchanged Common Shares" is hereby amended to included the New Exchanged Common Shares.

(ii)            "Exchanged CAP Notes" is hereby amended and restated as the New Exchanged CAP Notes.

(iii)           "Exchanged CAP Conversion Shares" is hereby amended and restated as the New Exchanged CAP Conversion Shares.

(iv)           "Exchanged Bridge Notes" is hereby amended and restated as the New Exchanged Bridge Notes.

(v)            "Exchanged CAP Warrants" is hereby amended and restated as the New Exchanged CAP Warrants.

(vi)           "Exchanged CAP Warrant Shares" is hereby amended and restated as the New Exchanged CAP Warrant Shares.

2.	DELIVERY OF SECURITIES; OFFICER'S CERTIFICATE.

(a)           New Exchanged CAP Notes and New Exchanged CAP Warrants.  Upon the consummation of the Exchange, the Company shall deliver the New Exchanged CAP Notes and New Exchanged CAP Warrants to each CAP Investor.

(b)           New Exchanged Bridge Notes and New Exchanged Common Shares.  Upon the consummation of the Exchange, the Company shall deliver the New Exchanged Bridge Notes and New Exchanged Common Shares to each Bridge Investor.

(c)           Officer's Certificate.  Upon the consummation of the Exchange, the Company shall deliver to the Investor an officer's certificate substantially in the form attached to the Amendment and Exchange Agreement as Exhibit L thereto executed by the Chief Executive Officer or Chief Financial Officer of the Company, which includes, without limitation, a certification that the representations and warranties of the Company in Section 3(b) of the Amendment and Exchange Agreements (as amended by the Amendments) shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the date of the consummation of the Exchange as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the date of the consummation of the Exchange.

(d)           Cancelled Securities.  The Investor hereby covenants to use its reasonable best efforts to deliver its cancelled Exchanged CAP Notes, if any, Exchanged CAP Warrants, if any, and Exchanged Bridge Notes, if any, to the Company or its agents no later than thirty (30) days after the date of the consummation of the Exchange.

3.	REPRESENTATIONS AND WARRANTIES

(a)           Investor Representations.  The Investor hereby represents and warrants to the Company and FP Tech:

(i)             Validity; Enforcement.  This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(ii)            No Conflicts.  The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby will not (x) result in a violation of the organizational documents of the Investor or (y) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (z) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investor, except in the case of clauses (y) and (z) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.

(iii)           Accredited Investor.  The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as such rule is presently in effect, and a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

(iv)           Tax Liability.  The Investor has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Investor relies solely on such advisors and not on any statements or representations of the Company, the Company’s counsel, or any of the Company’s agents.  The Investor understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(b)           FP Tech Representations.  FP Tech hereby represents and warrants to the Company and the Investor:

(i)             Validity; Enforcement.  This Agreement has been duly and validly authorized, executed and delivered on behalf of FP Tech and shall constitute the legal, valid and binding obligations of FP Tech enforceable against FP Tech in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(ii)            No Conflicts.  The execution, delivery and performance by FP Tech of this Agreement and the consummation by FP Tech of the transactions contemplated hereby will not (x) result in a violation of the organizational documents of the FP Tech or (y) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which FP Tech is a party, or (z) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to FP Tech, except in the case of clauses (y) and (z) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Bridge Investors to perform its obligations hereunder.

(iii)           Accredited Investor.  FP Tech is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act, and a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

(c)           Company Representations.  The Company hereby represents and warrants to FP Tech and the Investor:

(i)            Organization and Qualification.  The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect.  As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company, taken as a whole, or on the transactions contemplated hereby and the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents.

(ii)           Authorization; Enforcement; Validity.  The Company has the requisite power and authority to enter into and perform its obligations under this Agreement, and each of the other agreements that may be entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents").  The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders.  This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(iii)           No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation of the Company, any capital stock of the Company or the Bylaws of the Company or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the OTC Bulletin Board (as applicable, the "Initial Principal Market")) applicable to the Company or by which any property or asset of the Company is bound or affected.

(iv)           Consents.  The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof.  All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date first written above, and the Company and is unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.  The Company is not in violation of the listing requirements of the Initial Principal Market and has no knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

(v)           Absence of Litigation.  There is no action, suit, proceeding, inquiry or investigation before or by either Initial Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any of the Company's officers or directors in their capacities as such, that is expected to have a Material Adverse Effect.

(vi)           Disclosure.  To the Company's knowledge, neither this Agreement, the other Transaction Documents, nor any other written statements or certificates made or delivered in connection herewith, when taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

4.	FEES AND EXPENSES

 Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided however, FP Tech will reimburse Radcliffe SPC, Ltd. for and on behalf of the Class A Segregated Portfolio for up to $10,000 for such fees and expenses.  The Company shall pay all stamp and other non-income taxes and duties levied in connection with the issuance of the Securities (as defined in the Amendment and Exchange Agreement (as amended by the Amendments)).

5.	MISCELLANEOUS.

(a)           Disclosure of Transactions and Other Material Information.  On or before 8:30 a.m., New York City time, on the third Business Day following the date of this Agreement (the "Initial 8-K Filing Time"), the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated hereby in the form required by the Securities and Exchange Act of 1934, as amended (the "1934 Act"), and attaching the material transaction documents that have not previously been filed with the SEC by the Company (including, without limitation, the form of this Agreement) as exhibits to such filing (including all attachments, the "Initial 8-K Filing").  From and after the filing of the Initial 8-K Filing with the SEC, the Investor shall not be in possession of any material, nonpublic information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agents that is not disclosed in the Initial 8-K Filing.  On or before 8:30 a.m., New York City time, on the third Business Day following the consummation of the Exchange (the "Exchange 8-K Filing Time"), the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated hereby in the form required by the Securities and Exchange Act of 1934, as amended (the "1934 Act"), and attaching the material transaction documents that have not previously been filed with the SEC by the Company (including, without limitation, the New Exchanged CAP Notes, the New Exchanged CAP Warrants and the New Exchanged Bridge Notes) as exhibits to such filing (including all attachments, the "Exchange 8-K Filing", and together with the Initial 8-K Filing, the "8-K Filings").  From and after the filing of the Exchange 8-K Filing with the SEC, the Investor shall not be in possession of any material, nonpublic information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agents that is not disclosed in the Exchange 8-K Filing.  The Company shall not, and shall cause each of its subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Investors with any material, nonpublic information regarding the Company or any of its subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of the Investors.  In the event of a breach of the foregoing covenant by the Company, any of its subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Investors shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its subsidiaries, or any of its or their respective officers, directors, employees or agents.  The Investors shall not have any liability to the Company, its subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure.  Subject to the foregoing, neither the Company nor the Investors shall issue any press releases or any other public statements in respect of the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Investors, to make any press release or other public disclosure in respect of such transactions (i) in substantial conformity with the 8-K Filings and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).  Without the prior written consent of the Investor and other than as required by applicable law, including the 1934 Act and the 8-K Filings, neither the Company, its subsidiaries or anyone acting on their behalf shall disclose the name of the Investor in any filing, amendment or otherwise.

(b)           Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(c)           Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(d)           Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(e)           Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(f)           No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto, the CAP Collateral Agent, the Bridge Collateral Agent and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(g)           Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(h)           Indemnification. In consideration of the Investor's execution and delivery of this Agreement and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (x) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (y) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (z) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of any securities of the Company, or (iii) the status of the Investor or holder of the Securities (as defined in the Amendment and Exchange Agreements) or Securities (as defined in the Amendment and Exchange Agreements (as amended by the Amendments)) as an investor in the Company.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

(i)           No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(j)           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

(k)           Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company:

Firepond, Inc.
11 Civic Center Plaza, Suite 310
Mankato, MN 56001
Telephone:          (507) 388 0400
Facsimile:             (507) 388 0401
Attention:            General Counsel

with a copy (for informational purposes only) to:

Vorys, Sater, Seymour and Pease LLP
2100 One Cleveland Center
1375 East Ninth Street
Cleveland, OH 44114-1724
Telephone:          (216) 479-6120
Facsimile:             (216) 937-3741
Attention:            John M. Saganich, Esq.

If to FP Tech:

FP Tech Holdings, LLC
207B North Washington Avenue
Marshall, TX 75770
Telephone:          (903) 938-7400
Facsimile:             (903) 938-7404
Attention:            President

If to an Investor, to its address and facsimile number set forth on the Schedule of Investors attached hereto, with copies to the Investor's representatives as set forth on the Schedule of Investors.

with a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York  10022
Telephone:          (212) 756-2000
Facsimile:             (212) 593-5955
Attention:            Eleazer N. Klein, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(l)           Remedies.  The Investor shall have all rights and remedies set forth in this Agreement and all of the rights which the Investor has under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investor.  The Company therefore agrees that the Investor shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(m)           Independent Nature of Investor's Obligations and Rights.  The obligations of the Investor under this Agreement are several and not joint with the obligations of any Other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor.  Nothing contained herein, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and the Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement and the Company acknowledges that the Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  The Company and the Investor confirms that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors.  The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

(n)           Most Favored Nation.  The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any person with respect to any amendment, settlement or waiver (each a "Settlement Document") relating to the terms, conditions and transactions contemplated hereby, is or will be more favorable to such person than those of the Investor and this Agreement shall be, without any further action by the Investor or the Company, deemed amended and modified in an economically and legally equivalent manner such that the Investor shall receive the benefit of the more favorable terms contained in such Settlement Document.  Notwithstanding the foregoing, the Company agrees, at its expense, to take such other actions (such as entering into amendments to the Transaction Documents) as the Investor may reasonably request to further effectuate the foregoing.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused their respective signature page to this Funding Agreement to be duly executed as of the date first written above.

COMPANY:

FIREPOND, INC.

By:
Name:
Title:

[Signature Page to Funding Agreement]

IN WITNESS WHEREOF, the undersigned have caused their respective signature page to this Funding Agreement to be duly executed as of the date first written above.

FP TECH:

FP Tech Holdings, LLC

By:
Name:
Title:

[Signature Page to Funding Agreement]

IN WITNESS WHEREOF, the undersigned have caused their respective signature page to this Funding Agreement to be duly executed as of the date first written above.

INVESTOR:

By:

By:
Name:
Title:

[Signature Page to Funding Agreement]

SCHEDULE OF INVESTORS

(1)	(2)	(3)	(4)	(5)	(6)
Purchaser	Address and Facsimile Number	Aggregate Principal Amount of Exchanged CAP Note	Aggregate Number of Exchanged CAP Warrant Shares	Aggregate Principal Amount of Exchanged Bridge Note	Legal Representative’s Address and Facsimile Number

Radcliffe SPC, Ltd. for and on behalf of the	c/o RG Capital Management, L.P.	$1,204,000	212,500	$2,091,500	Schulte Roth & Zabel LLP
Class A Segregated Portfolio	3 Bala Plaza-East, Suite 501				919 Third Avenue
	Bala Cynwyd, PA 19004				New York, New York 10022
	Attention: Gerald F. Stahlecker				Attention: Eleazer Klein, Esq.
	Facsimile: (610) 617-0570				Facsimile: (212) 593-5955
	Telephone: (610) 617-5911				Telephone: (212) 756-2376
	Residence: Cayman Islands
Wolverine Convertible Arbitrage Fund Trading Limited	Wolverine Asset Management	$112,000	24,286	$784,312
	175 W Jackson #200
	Chicago, IL 60604
	Attention: Andy Sujdak
	Facsimile:
	Telephone: (312) 884-3880
	Residence: Illinois
Context Advantage Master Fund L.P.	c/o Context Capital Management, LLC	$448,000	97,143	N/A
	4365 Executive Drive, Suite 850
	San Diego, CA 92121
	Fax: 858 481 3667
JP Morgan Securities, Inc.	270 Park Avenue 8th Floor	$1,512,000	327,857	326,797
	New York, NY 10017
	Attention: Josh Kramer
	Facsimile:
	Telephone: (212) 270-1874
JMG Capital Partners L.P.	11601 Wilshire Blvd,	$378,000	81,964	$261,478
	Ste 2180
	Los Angeles, CA 90025
	Attention: Noelle Newton
	Facsimile: (310) 601-2890
	Telephone: (310) 601-2825
	Residence: California

JMG Triton Offshore Fund, Ltd.	11601 Wilshire Blvd, Ste 2180	$378,000	81,964	$261,478
	Los Angeles, CA 90025
	Attention: Noelle Newton
	Facsimile: (310) 601-2890
	Telephone: (310) 601-2825
	Residence: BVI
Cheyne Fund LP	Sornoway House 13	$492,800	106,857	N/A
	Cleveland Row
	London, SW1 1Dh
	United Kingdom
	Attention : David Treadwell
	Facsimile :
	Telephone : +44-207-031-7444
Cheyne Leverage Fund	Sornoway House 13	$403,200	87,429	N/A
	Cleveland Row
	London, SW1 1Dh
	United Kingdom
	Attention : David Treadwell
	Facsimile :
	Telephone : +44-207-031-7444
Cranshire Capital LP	3100 Dundee Road, Suite 703	$56,000	12,143	N/A
	Northbrook, IL 60062
	Attention: Mitch Kopin
	Facsimile:
	Telephone: (847) 562-9030
	AGGREGATE	$5,264,000	1,285,714	$3,921,643